UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2016

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York 10022

(Address of principal executive offices) (Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.

Current Report on Form 8-K

Item 8.01 Other Events.

Notices filed pursuant to Rule 135c under the Securities Act of 1933 relating to issuances by Citigroup Inc. in the second half of 2014 and first quarter of 2015 made pursuant to Regulation S under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s EUR 1,000,000,000 2.125% notes due September 2026.

99.2	Rule 135c Notice relating to Citigroup’s EUR 1,500,000,000 1.375% notes due October 2021.

99.3	Rule 135c Notice relating to Citigroup’s EUR 1,000,000,000 floating rate notes due November 2019.

99.4	Rule 135c Notice relating to Citigroup’s AUD 78,300,000 2.63% notes due February 2020

99.5	Rule 135c Notice relating to Citigroup’s USD 30,600,000 1.51% notes due February 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2016	CITIGROUP INC.

	By:	/s/ Barbara Politi
Name: Barbara Politi
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s EUR 1,000,000,000 2.125% notes due September 2026.

99.2	Rule 135c Notice relating to Citigroup’s EUR 1,500,000,000 1.375% notes due October 2021.

99.3	Rule 135c Notice relating to Citigroup’s EUR 1,000,000,000 floating rate notes due November 2019.

99.4	Rule 135c Notice relating to Citigroup’s AUD 78,300,000 2.63% notes due February 2020

99.5	Rule 135c Notice relating to Citigroup’s USD 30,600,000 1.51% notes due February 2020.